File Number: 33-84546
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933




                                                                 August 18, 2006


            Supplement to the May 1, 2006 Class II Shares Prospectus
             for Pioneer Ibbotson Moderate Allocation VCT Portfolio,
              Pioneer Ibbotson Growth Allocation VCT Portfolio and
              Pioneer Ibbotson Aggressive Allocation VCT Portfolio


The following supplements the corresponding section of the prospectus. Please refer to the prospectus for the main text of the supplemented section.

Fees and expenses
Effective August 1, 2006, Pioneer Investment Management, Inc. has contractually agreed to limit direct ordinary operating expenses to the extent required to reduce the expenses of Class II shares of each Portfolio, other than the expenses of the underlying funds (identified in the fee table as "Ratio of Underlying Funds"), to 0.39% of the average daily net assets attributable to Pioneer Ibbotson Moderate Allocation VCT Portfolio and 0.38% of the average daily net assets attributable to Pioneer Ibbotson Growth Allocation VCT Portfolio. These expense limitations are in effect for each Portfolio until May 1, 2007. There can be no assurance that Pioneer will extend these expense limitations past such dates. The expense limitations do not limit the expenses of the underlying funds indirectly incurred by a shareholder.






                                                                   19794-00-0806
                                         (C)2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC